Exhibit 7.01

AGREEMENT OF JOINT FILING

The parties listed below agree that the Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: February 23, 2015

Bain Capital Fund VIII, LLC
By:	Bain Capital Fund VIII, L.P.., its sole member
By:	Bain Capital Partners VIII, L.P., its general partner
By:	Bain Capital Investors, LLC, its general partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

Bain Capital VIII Coinvestment Fund, LLC
By:	Bain Capital VIII Coinvestment Fund, L.P., its sole member
By:	Bain Capital Partners VIII, L.P., its general partner
By:	Bain Capital Investors, LLC, its general partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

BCIP Associates - G
By:	Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

BCIP Associates III, LLC
By:	BCIP Associates III, its manager
By:	Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

BCIP T Associates III, LLC
By:	Bain Trust Associates III, its manager
By:	Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

BCIP Associates III-B, LLC
By:	BCIP Associates III-B, its manager
By:	Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

BCIP T Associates III-B, LLC
By:	BCIP Trust Associates III-B, its manager
By:	Bain Capital Investors, LLC, its managing partner

By:	/s/ Christopher Gordon
Name:	Christopher Gordon
Title:	Managing Director

CRYSTAL NAVY S.À.R.L, U.S. BRANCH

By:	/s/ Gregory Dulgarian
Name:	Gregory Dulgarian
Title:	Authorized Signatory

RGIP, LP
By:	RGIP GP, LLC, its general partner

By:	/s/ Ann L. Milner
Name:	Ann L. Milner
Title:	Managing Member